Odysight.AI® Inc.

Company Deck

August 2025

Forward Looking Statement

Information set forth in this news presentation contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding long-term growth prospects. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management’s current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward- looking statements. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) market acceptance of our existing and new products, including those that utilize our micro Odysight.ai technology or offer Predictive Maintenance and Condition Based Monitoring applications, (ii) lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device and related industries from much larger, multinational companies, (v) product liability claims, product malfunctions and the functionality of Odysight.ai’s solutions under all environmental conditions, (vi) our limited manufacturing capabilities and reliance on third-parties for assistance, (vii) an inability to establish sales, marketing and distribution capabilities to commercialize our products, (viii) an inability to attract and retain qualified personnel, (ix) our efforts obtain and maintain intellectual property protection covering our products, which may not be successful, (x) our reliance on a single customer that accounts for a substantial portion of our revenues, (xi) our reliance on single suppliers for certain product components, including for miniature video sensors which are suitable for our Complementary Metal Oxide Semiconductor technology products, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain, (xiii) the impact of computer system failures, cyberattacks or deficiencies in our cybersecurity, (xiv) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical, global supply chain and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction, including the adoption or expansion of economic sanctions, tariffs or trade restrictions and (xv) political, economic and military instability in Israel, including the impact of Israel’s war against Hamas, Hezbollah and Iran. These and other important factors discussed in Odysight.ai’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 26, 2025, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Except as required under applicable securities legislation, Odysight.ai undertakes no obligation to publicly update or revise forward-looking information.

About Us | NASDAQ: ODYS

Leading AI-powered Vision Systems for Predictive Maintenance & Condition-based Monitoring

U.S. registered company (Nevada), with subsidiaries in Italy and Israel.

We design, build, and deliver AI-powered visual solutions for predictive maintenance.

Our proprietary visual sensors and specialized AI models monitor safety-critical components in hard-to-reach, harsh environments across diverse PdM and CBM applications.

Our goal is to set the global standard & industry benchmark for real-time, visual-based machine and infrastructure health monitoring, powered by AI & ML analytics.

We focus on the aerospace and defense sector, with the aim of securing recurring revenue and long-term contracts.

Predictive Maintenance (PdM) - PdM uses real-time data and advanced analytics to anticipate equipment failures before they occur, enabling proactive repairs that cut downtime, improve safety, and extend asset life.

Condition-Based Maintenance (CBM)
CBM continuously monitors the actual condition of equipment. Maintenance is performed only when needed - based on wear, performance, or detected anomalies, making it smarter and more efficient than fixed schedules.

Delivering Substantial Safety & Cost Savings

Most maintenance operations rely on predicted usage, like time or distance, yet real conditions can differ greatly.

Odysight.AI® reveals a platform's true state in real-time, boosting safety, reducing downtime, improving readiness, and cutting maintenance costs.


Early detection and real time alerts on emerging faults, preventing accidents and failures before they occur
Design life of component
Severity of Use
Severe usage
Predicted usage
Mild usage
Immediate life cycle cost savings - Clients can extend asset use with Odysight.AI® monitoring
Service w/o monitoring
Hours/Kms of Operation

Our Vision: Reshaping the Maintenance Paradigm

Prevention Drives the Creation of Odysight.AI®'s Real-time Safety Monitoring Solution

Incident: A rarely inspected safety nut loosened on a Boeing AH-64 helicopter, causing a fatal accident.

Solution: Odysight.AI® developed a preventative vision-based monitoring system using advanced sensors and AI algorithms to alert ahead of failures.

Impact: The system was later expanded to monitor additional safety-critical components across the aircraft.


Boeing AH-64
PP-Rod Monitoring

Value Proposition

Odysight.AI TruVision® streams visual data to our AI/ML processing unit, providing teams precise visibility into hard-to-access areas, both on ground and in operation.

Increased Safety

Real-time monitoring & visualization of critical components

Reduced Machine Downtime

Minimized aircraft time on ground

Mission Readiness & Operational Availability

Reduced time & cost of unnecessary maintenance

Lower Sustainment & Maintenance Costs

Minimized costs from unnecessary part replacements and maintenance operations

Real-time Visual Diagnostics

Richer data collection and faster root cause analysis

Odysight.AI TruVision®

Health Monitoring Solution Architecture



Odysight.AI®
Visual Sensors (OVIS)

Compact, rugged cameras installed in critical, hard-to-access zones

Odysight.AI®
Processing Unit (OPU)

High-performance edge unit enables real-time fault detection from multiple visual inputs

Odysight.AI® FLVID OS,
App & Algo Toolkit

Field-ready interface for on-site diagnostics and maintenance

Odysight.AI®
Cloud PHM Ecosystem

Cloud-based platform for connected fleet-wide monitoring

Precision Aircraft Diagnostics

Odysight.AI TruVision® delivers real-time multi-sensor monitoring and prediction of faults during the entire flight cycle.

Live visual insights reduce diagnostic evaluation time, enhance accuracy, and boost mission readiness.


Panasonic
FZ-G1
TOUGHPAD
Odysight
Platform 345
OPU
A1
A2


Odysight
Platform 345
Live feed
Monitor comp A
ALL CAMERAS
Monitor comp B
ALL CAMERAS


Odysight
Platform 345
OPU
12 Cameras
Health
Inspections
Live Feed
Download
Maintenance


Odysight
Platform 345
Right engine
Leak
Nov 12, 5:67 PM 2025
Auto
44Gl
Leak size over time

Illustrative Modular Business Model

Aviation case study

Cloud-ready Offering
- Software Subscription
- Fleet Management
- AI Training Platform

Cloud Dashboard



AI Model Training


AI

Fleet Management



Additional Annual Subscription
5-15% of system value

Application Offering
- Software Subscription
- Modular PHM Applications
- Technician PHM SW

Technician App







Annual Subscription
10-20% of system value

Modular Device System Offering
- One time Sale | System
- PHM Processing Unit
- Visual Sensors
- Technician Tool

OPU



Visual Sensors



FLVID OS, App & Algo Toolkit



Software Platform Basic Kit

Markets & Verticals

Delivering Algorithm-Based Solutions to Enhance Performance Across Diverse Industries



Aviation & Aerospace

Rotary Wing Aircraft

UAV & Autonomous Vehicles

Fixed Wing Aircraft

Space

Commercial Revenues



Transportation

Trains

Heavy-duty Vehicles

First PO



Industry 4.0

Cranes

Elevators

Heavy Machinery

Industrial Components

PoC Projects



Energy

Oil Rigs

Power Plants

Wind Turbines

Nuclear Facilities

Long term Opportunity

Recent Contract Wins


NASA

NASA High-speed aeronautical flight testing repeat PO, building on previous successful deployments



PdM/CBM[1] system for new generation UAV, Integrated from design, contract >$10M with Global Defense Contractor



Sikorsky SH-60, Full PHM[2] solution, contract >$1M with Global Defense Contractor for Israeli AirForce



Heron TP UAV, Vision-based PdM system for PT6A-67, strategic Program with Israeli MOD and AirForce



Industry 4.0 – European Leader PHM for belts & cables in cranes, elevators & transport systems



Strategic collaboration with multinational tech. group for heavy vehicles across defense, mining & autonomous sectors



PdM system for IAF Boeing AH-64, sole source



Safran engine guide vane monitoring



PO from Israel Railways for development of an advanced PdM preventive derailment system

1 Predictive Maintenance (PdM) / Condition-Based Monitoring (CBM)   *2 Predictive Health Monitoring*

Select Financials | First Half 2025

Financial Performance Highlights

H1/2025 vs H1/2024

- Revenue: $2.4M (↑77% YoY) driven by Fortune 500 medical client & PdM/CBM platform sales
- Backlog of approx. $14.4M (June 2025)
- Gross Profit: $0.7M (↑131% YoY), margin up to 28% from 21%
- Operating Expenses: $9.7M (↑62% YoY) from R&D, market expansion & Nasdaq uplisting costs
- Net Loss: ($8.3M) vs. ($5.3M) – reflects investment in growth
- Cash Balance: $33.2M (↑145% YoY) after $23.7M public offering


Revenue Growth (H1 YoY)
USD Millions
2.5
2.0
1.5
1.0
0.5
0.0
H1 2024
H1 2025


Cash Position
USD Millions
30
20
10
0
H1 2024
H1 2025


Gross Margin Trend
Gross Margin %
40
30
20
10
0
H1 2024
H1 2025

Long-Term Growth Outlook for the PdM Market

Total Addressable Market

For commercial aviation, military rotorcraft, fixed wing aircraft and UAVs.

TAM for Transportation, Energy, and Industry 4.0 is expected to surpass that of Aerospace.

Odysight.AI's aerospace TAM[1] exceeds **$10 billion**

Projected Growth of PdM Market[2]


Market Size (billion USD)
$32B
$6B
Compound Annual Growth Rate of app. 27%
Year
2023
2030

Data as a Strategic Growth Asset

Beyond Predictive Maintenance, Odysight.AI is aiming to build one of the richest visual data repositories available from machines across diverse industries.

This unique dataset - collected, structured, and stored in the cloud, would represent a powerful foundation for future applications

Strong potential to create new revenue streams by leveraging aggregated insights.

Potentially positions Odysight.AI not only as a Predictive Maintenance global leader, but also as a strategic data company shaping the future of machine intelligence.

1 TAM calculation is based on data from the 2024 World Air Forces (https://www.flightglobal.com/download?ac=98881), and additional non-public third-party industry and governmental sources regarding the total number of units that could utilize the Odysight.AI TruVision solution and estimates of an average selling price and extent of our future market penetration.
2 Predictive Maintenance Market – Global Opportunity Analysis and Industry Forecast, 2024-2030 (https://www.nextmsc.com/report/predictive-maintenance-market).

Strong Patent Portfolio

Worldwide Patent Coverage

Australia
Brazil
Canada
China
Europe
India
Israel
Japan
Korea
Singapore
USA

15 **Granted Patents Worldwide**

56 Pending Patent Applications Worldwide

20 **Patents Families**

14 Patent Families PdM Field

6 Patent Families Related to Imaging Technology

Strong balance sheet, patent portfolio and technology



ESG / Sustainability Impact

Contributing to a Safer, More Sustainable Future

Our solutions support global sustainability goals by reducing waste, improving safety, and helping industries operate more efficiently, supporting a safer, cleaner, and more responsible future.

Reduced material waste through precise component-level diagnostics and extended asset life

Lower carbon footprint by minimizing unnecessary replacement and reducing transport and logistics linked to emergency maintenance

Improved worker safety, reducing technician exposure to high-risk conditions

Supporting industry goals toward smarter, data-driven, and sustainable operations across aviation, transportation, and energy sectors



Key Takeaways

Pioneering AI-powered Visual Sensing: Setting the industry benchmark for Predictive Maintenance (PdM) and Condition-Based Monitoring (CBM).

Proven Technology & Adoption: Deployed across Boeing, Lockheed Martin, Safran, Elbit, and NASA platforms, delivering real-time visibility where traditional systems fail.

Real Safety & Cost Impact: Enhances mission readiness, reduces downtime, and lowers maintenance costs through continuous, visual-based diagnostics.

Strong Momentum: Growing contract wins and backlog, $2.4M H1/25 revenue, $33M cash balance.

Targeting Multi Billion Dollar Markets Across Different Industries: Positioned in a PdM market projected to reach $34B by 2030 (30% CAGR).

Data as a Strategic Growth Asset: Developing a rich first-of-its-kind machine-vision dataset across industries, unlocking future applications and new revenue streams.

Commitment to Sustainability: Supporting safer, cleaner, and more efficient operations worldwide.

Thank You.

info@odysight.ai
www.odysight.ai